Trade Payables and Accruals - Summary of Trade Payables and Accruals (Detail) - CAD ($) $ in Millions		Jan. 31, 2026	Jan. 31, 2025
Trade and other current payables [abstract]
Trade payables	[1]	$ 994.5	$ 838.7
Wages and related employee accruals		206.8	114.3
Other accruals		313.9	270.8
Total trade payables and accruals		$ 1,515.2	$ 1,223.8

[1]	As at January 31, 2026, trade payables include $38.2 million ($19.4 million as at January 31, 2025) under supply-chain financing arrangements (reverse factoring) with a financial institution, whereby payables due from the Company to certain suppliers have been collected by the suppliers from a financial institution before their original due date. The arrangements do not significantly extend the payment terms beyond the normal terms agreed with other suppliers.